UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AOL Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Aol.

IMPORTANT ANNUAL MEETING INFORMATION

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Stockholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the AOL Inc. Stockholder Meeting to be Held on May 25, 2011

Under United States Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication is not a form of voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

www.envisionreports.com/AOL

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/AOL** to view the materials.

Step 2: Click on **Cast Your Vote or Request Materials**.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also consent to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or email copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 15, 2011 to facilitate timely delivery.

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Stockholder Meeting Notice

AOL Inc.'s Annual Meeting of Stockholders will be held on May 25, 2011 at the Crowne Plaza Hotel, Mediterranean Ballroom, El Camino Real, Palo Alto, CA 94306, at 9:00 a.m. Pacific Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends that you vote FOR each of the director nominees listed in Proposal (1), FOR Proposals (2) and (3), and 1 YEAR on Proposal 4.

1. Election of Directors: 01 - Tim Armstrong, 02 - Richard Dalzell, 03 - Karen Dykstra, 04 – Alberto Ibargüen, 05 - Susan Lyne, 06 - Patricia Mitchell, 07 - Fredric Reynolds, 08 - James Stengel
2. Ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for 2011.
3. Advisory vote on executive compensation.
4. Advisory vote on the frequency of future advisory votes on executive compensation.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

You may obtain directions to the AOL Inc. Annual Meeting of Stockholders by contacting our Corporate Secretary via email at *corporatesecretary@teamaol.com*, via phone at (212) 652-6450, via fax at (703) 466-9813 or via mail at AOL Inc., 770 Broadway, New York, NY 10003.

To obtain admission to the AOL Inc. Annual Meeting of Stockholders, you must register in advance by emailing *corporatesecretary@teamaol.com*, by calling (212) 652-6450 or by faxing (703) 466-9813. You may bring one immediate family member as a guest. Please register by May 22, 2011. Please include the following information in your email, voicemail or fax:

- your name and mailing address;
- whether you need special assistance at the meeting;
- the name of your immediate family member guest, if one will accompany you; and
- evidence of your stock ownership as of March 30, 2011.

Here's how to request a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.envisionreports.com/AOL**. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials AOL Inc." in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 15, 2011.

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